UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 9, 2014

MarineMax, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-14173	59-3496957
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2600 McCormick Drive, Suite 200, Clearwater, Florida		33759
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	727-531-1700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 9, 2014, MarineMax, Inc. (the "Company") appointed Anthony E. Cassella, Jr. as the Company’s Chief Accounting Officer. Mr. Cassella, age 45, has served as Vice President of Accounting and Shared Services since February 2011. Mr. Cassella served as Director of Shared Services from October 2007 until February 2011 and Regional Controller from February 1998 until October 2007. Mr. Cassella, a certified public accountant, worked in public accounting from June 1991 to February 1998, serving most recently as manager.

There is no arrangement or understanding pursuant to which Mr. Cassella was appointed Chief Accounting Officer. There are no related party transactions between the Company and Mr. Cassella that are reportable under Item 404(a) of Regulation S-K.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MarineMax, Inc.

October 14, 2014	By:	/s/ Michael H. McLamb

Name: Michael H. McLamb
Title: Executive Vice President, Chief Financial Officer and Secretary